UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 11, 2007

MESA AIR GROUP, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-15495	85-0302351
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)
410 North 44th Street, Suite 100
Phoenix, Arizona, 85008
(Address of Principal Executive Offices)
(Zip Code)
Registrant’s telephone number, including area code: (602) 685-4000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EX-99.1

Item 1.01     Entry into a Material Definitive Agreement.
     On September 11, 2007, Mesa Air Group, Inc. (the “Company”) issued a press release announcing that it has reached agreement with United Airlines, Inc. (“United”) to make amendments to their existing United Express code share agreement.
     The full text of the Company’s press release is attached hereto as Exhibit 99.1.
     Under the amended code share agreement with United, the Company will replace eight 50 seat Bombardier CRJ-200 aircraft with two 66 seat Bombardier CRJ-700 aircraft. The two CRJ-700s will be added to the existing code share agreement. The new aircraft will enter service in the spring of 2008 and have a 10 year term.
Item 9.01     Financial Statements and Exhibits
     (c)     Exhibits.

Exhibit No.	Description
99.1	Press release, dated September 11, 2007

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MESA AIR GROUP, INC.
Date: September 13, 2007	By:	/s/ GEORGE MURNANE III
	Name:	GEORGE MURNANE III
	Title:	Executive Vice President and CFO